Significant Accounting Policies	12 Months Ended
Dec. 31, 2023
Significant Accounting Policies [Abstract]
SIGNIFICANT ACCOUNTING POLICIES
NOTE 2:-	SIGNIFICANT ACCOUNTING POLICIES

The consolidated financial statements are prepared according to United States generally accepted accounting principles (“U.S. GAAP”).

a.	Use of estimates:

The Company’s management believes that the estimates, judgments and assumptions used are reasonable based upon information available at the time they are made. These estimates, judgments and assumptions can affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the dates of the consolidated financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

b.	Consolidated financial statements in U.S. dollars:

The accompanying consolidated financial statements have been prepared in United States of America dollars (“$” or “U.S. dollars”).

A substantial portion of the Company’s expenses are incurred in New Israeli Shekels (“NIS”). However, the Company finances its operations mainly in U.S. dollars, a substantial portion of its expenses are incurred in U.S. dollars and potential revenues from its primary markets are anticipated to be generated in U.S. dollars. As such, the Company’s management believes that the U.S. dollar is the currency of the primary economic environment in which the Company and its subsidiaries operate. Thus, the functional and reporting currency of the Company is the U.S. dollar.

Transactions and balances denominated in U.S. dollars are presented at their original amounts. Monetary accounts maintained in currencies other than the dollar are re-measured into U.S. dollars in accordance with Accounting Standards Codification (“ASC”) No. 830, “Foreign Currency Matters”. All transaction gains and losses of the re-measurement of monetary balance sheet items are reflected in the statements of operations as financial income or expenses, as appropriate.

c.	Principles of consolidation:

The consolidated financial statements include the accounts of the Company and its subsidiaries. Intercompany balances have been eliminated upon consolidation.

d.	Cash equivalents:

Cash equivalents are short-term, highly liquid investments that are readily convertible into cash with an original maturity of three months or less, at the date acquired.

e.	Restricted deposits:

Restricted cash is primarily invested in a bank deposit and is used as security for the Company’s lease commitments and for its forward and options transactions activities (see Note 2p).

f.	Segment reporting:

The Company identifies operating segments in accordance with ASC No. 280, “Segment Reporting”, as components of an entity for which discrete financial information is available and is regularly reviewed by the chief operating decision maker, or decision-making group, in making decisions regarding resource allocation and evaluating financial performance. The Company’s chief operating decision maker is its chief executive officer. The Company determined it operates in one operating segment.

g.	Short-term deposits:

A short-term bank deposit is a deposit with a maturity of more than three months, but less than one year. Short-term deposits are presented at cost, which approximates market value due to their short maturities.

h.	Property and equipment, net:

Property and equipment are stated at cost, net of accumulated depreciation. Depreciation is calculated using the straight-line method over the estimated useful lives of the assets at the following rates:

%
Computers and software	33
Laboratory equipment	10 – 15
Furniture and office equipment	15
Leasehold improvements	Over the shorter of the term of the lease or its useful life

i.	Leases:

The Company adopted ASC No. 842, “Leases”, which requires the recognition of lease assets and lease liabilities by lessees for leases classified as operating leases. The Company determines if an arrangement is a lease at inception. The Company’s assessment is based on: (1) whether the contract includes an identified asset, (2) whether the Company obtains substantially all of the economic benefits from the use of the asset throughout the period of use, and (3) whether the Company has the right to direct how and for what purpose the identified asset is used throughout the period of use.

Leases are classified as either finance leases or operating leases. A lease is classified as a finance lease if any one of the following criteria are met: the lease transfers ownership of the asset by the end of the lease term, the lease contains an option to purchase the asset that is reasonably certain to be exercised, the lease term is for a major part of the remaining useful life of the asset, the present value of the lease payments equals or exceeds substantially all of the fair value of the asset, or the underlying asset is of such a specialized nature that it is expected to have no alternative use to the lessor at the end of lease term. A lease is classified as an operating lease if it does not meet any one of these criteria. Since all of the Company’s lease contracts do not meet any of the criteria above, the Company concluded that all of its lease contracts should be classified as operating leases.

Right-of-use (“ROU”) assets and liabilities are recognized on the commencement date based on the present value of remaining lease payments over the lease term. For this purpose, the Company considers only payments that are fixed and determinable at the time of commencement. As most of the Company’s leases do not provide an implicit rate, the Company uses its incremental borrowing rate based on information available on the commencement date in determining the present value of lease payments. All ROU assets are reviewed for impairment. The lease terms may include options to extend or terminate the lease when it is reasonably certain that the Company will exercise such options.

The Company also elected the practical expedient to not separate lease and non-lease components for its leases. The Company elected to not recognize a lease liability and a ROU asset for lease with a term of twelve months or less.

j.	Impairment of long-lived assets:

The Company’s long-lived assets are reviewed for impairment in accordance with ASC No. 360, “Property, Plant and Equipment”, whenever events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. Recoverability of an asset to be held and used is measured by a comparison of the carrying amount of an asset (assets group) to the future undiscounted cash flows expected to be generated by the asset. If such asset (assets group) is considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the asset exceeds its fair value.

As of December 31, 2023 and 2022, no impairment losses have been identified.

k.	Research and development, net expenses:

Research and development expenses consist of personnel costs (including salaries, benefits and share-based compensation), materials, consulting fees and payments to subcontractors, chemical, manufacturing and control activities, costs associated with obtaining regulatory approvals, executing pre-clinical and clinical studies and maintenance and prosecution of the Company’s intellectual property rights. In addition, research and development expenses include overhead allocations consisting of various administrative and facilities related costs. The Company charges research and development expenses as expenses when incurred and are presented net of government grants (see Note 2l).

l.	Grants and participations:

Royalty-bearing grants from the Israeli Innovation Authority (“IIA”) of the Ministry of Economy and Industry in Israel for funding of approved research and development projects are recognized at the time the Company is entitled to such grants, on the basis of the costs incurred, and are presented as a deduction from research and development expenses. Non-royalty-bearing grants from the IIA MAGNET program and from European Commission’s Seventh Framework Programme for Research (“FP7”) for funding approved research and development projects are recognized at the time the Company is entitled to such grants, on the basis of the costs incurred, and are presented as a deduction from research and development expenses.

Since the payment of royalties is not probable when the grants are received, the Company does not record a liability for amounts received from IIA until the related revenues are recognized. In the event of failure of a project that was partly financed by IIA, the Company will not be obligated to pay any royalties or repay the amounts received.

The Company recognizes participations in research and development, as a reduction from research and development expenses in the amount of $83, $738 and $542 for the years ended December 31, 2023, 2022, and 2021, respectively.

From inception up until December 31, 2023, the Company received a total of $7,290 in grants, out of which royalty-bearing grants in the amount of $4,888 from the IIA, non-royalty bearing grants in the amount of $1,675 from the IIA (out of which $97 were received during the year ended December 31, 2023) and non-royalty bearing grants in the amount of $727 from the FP7.

m.	Accounting for share-based compensation:

Share-based compensation expense related to share-based awards is recognized based on the fair value of the awards granted and recognized as an expense on a straight-line basis over the requisite service period for share options. The fair value of each option award is estimated on the grant date using the Black-Scholes option pricing model. The Black-Scholes option pricing model requires the input of highly subjective assumptions, including the expected term of the award, the expected volatility of the price of the Company’s Ordinary shares, risk-free interest rates, and the expected dividend yield of Ordinary shares. The assumptions used to determine the fair value of the share awards represent management’s best estimates. These estimates involve inherent uncertainties and the application of management’s judgment. Forfeitures are accounted for as they occur instead of estimating the number of awards expected to be forfeited.

n.	Basic and diluted net loss per share:

The Company’s basic net loss per share is calculated by dividing the net loss attributable to Ordinary shareholders by the weighted-average number of shares of Ordinary shares outstanding for the period, without consideration of potentially dilutive securities. The diluted net loss per share is calculated by giving effect to all potentially dilutive securities outstanding for the period using the treasury share method or the if-converted method based on the nature of such securities. Diluted net loss per share is the same as basic net loss per share in periods when the effects of potentially dilutive shares of Ordinary shares are anti-dilutive.

o.	Fair value of financial instruments:

The Company applies ASC No. 820, “Fair Value Measurements and Disclosures” (“ASC 820”), pursuant to which fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date. In determining fair value, the Company uses various valuation approaches. ASC 820 establishes a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are inputs that market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the Company.

Unobservable inputs are inputs that reflect the Company’s assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Fair value is an exit price, representing the amount that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants. As such, fair value is a market-based measurement that should be determined based on assumptions that market participants would use in pricing an asset or a liability.

A three-tier fair value hierarchy is established as a basis for considering such assumptions and for inputs used in the valuation methodologies in measuring fair value:

Level 1 -	Observable inputs that reflect quoted prices (unadjusted) in active markets for identical assets and liabilities.
Level 2 -	Include other inputs that are directly or indirectly observable in the marketplace.
Level 3 -	Unobservable inputs which are supported by little or no market activity

The fair value hierarchy also requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value.

The carrying amounts of cash and cash equivalents, restricted cash, short-term deposits, long-term deposits, prepaid expenses and other current assets, trade payables, accrued expenses and other current and non-current liabilities approximate their fair value due to the short-term maturity of such instruments.

The fair value measurement of the FCA (as defined in Note 7) is measured using unobservable inputs that require a high level of judgment to determine fair value, and thus is classified as a Level 3 financial instrument. The Company estimates the fair value of the abovementioned instrument using the Monte-Carlo simulation and the Black-Scholes option pricing model.

Fair value estimates are made at a specific point in time, based on relevant market information and information about the financial instruments. These estimates are subjective in nature and involve uncertainties and matters of significant judgment and, therefore, cannot be determined with precision. Changes in assumptions could significantly affect these estimates.

p.	Derivative financial instruments:

The Company accounts for derivatives based on ASC 815. ASC 815 requires the Company to recognize all derivatives on the balance sheet at fair value. The Company enters into option and forward contracts in order to limit the exposure to exchange rate fluctuation associated with expenses mainly incurred in NIS. Since the derivative instruments that the Company holds were not designated as hedging instruments under ASC 815, any gain or loss derived from such instruments is recognized immediately as “financial (income) expense, net”.

The Company measured the fair value of the contracts in accordance with ASC 820. Foreign currency derivative contracts are classified within Level 2 as the valuation inputs are based on quoted prices and market observable data of similar instruments. As of December 31, 2023 and 2022, the fair value of the options and forward contracts was $0 and $12, respectively, which were presented as prepaid expenses and other current assets. Financial expense (income) for the years ended December 31, 2023, 2022 and 2021, amounted to $75, $273 and ($58), respectively.

q.	Income taxes:

The Company accounts for income taxes in accordance with ASC No. 740, “Income Taxes” (“ASC 740”). ASC 740 prescribes the use of the liability method whereby deferred tax asset and liability account balances are determined based on differences between the financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse. The Company provides a valuation allowance to reduce deferred tax assets to their estimated realizable value, if needed.

ASC 740 contains a two-step approach to recognizing and measuring a liability for uncertain tax positions. The first step is to evaluate the tax position taken or expected to be taken in a tax return by determining if the weight of available evidence indicates that it is more likely than not that, on an evaluation of the technical merits, the tax position will be sustained on audit, including resolution of any related appeals or litigation processes. The second step is to measure the tax benefit as the largest amount that is more than 50% likely to be realized upon ultimate settlement.

As of December 31, 2023 and 2022, the Company’s uncertain tax position liability was immaterial. The Company’s policy is to accrue interest and penalties related to unrecognized tax benefits in its taxes on income.

r.	Revenue Recognition:

The Company recognizes revenue from contracts with customers under ASC No. 606, “Revenue from Contracts with Customers”. Accordingly, the Company recognizes revenue when it transfers promised goods or services to customers in an amount that reflects the consideration to which it expects to be entitled in exchange for those goods or services.

To determine revenue recognition for contracts with customers, the Company performs the following five steps: (i) identify the contract(s) with a customer; (ii) identify the performance obligations in the contract; (iii) determine the transaction price; (iv) allocate the transaction price to the performance obligations in the contract; and (v) recognize revenue when (or as) the Company satisfies its performance obligations.

At contract inception, the Company assesses the goods or services agreed upon within each contract and assesses whether each good or service is distinct to determine the performance obligations. The Company then recognizes as revenue the amount of the transaction price that is allocated to the respective performance obligation when (or as) the performance obligation is satisfied.

On August 2, 2022, the Company entered into a license, distribution and supply agreement (the “Agreement”) with Mercury Pharma Group Limited, under the trade name Advanz Pharma Holdings (the “Customer”), with respect to the Company’s product, the D-PLEX100 (the “Product”), for the prevention of (i) post abdominal surgery incisional infection; and/or (ii) post cardiac surgery sternal infection.

The term of the Agreement is until the later of December 31, 2035, or 10 years after the first commercial sale of the Product. The Agreement can also be terminated by either party under certain limited circumstances. Pursuant to the Agreement, the Customer was granted an exclusive license to market, commercialize, and distribute the Product in the European Economic Area and in the United Kingdom. Under the Agreement, the Company will carry out all activities required to obtain marketing authorization in each territory, approving the commercial sale of the Product in that territory. Once marketing authorization will be granted in a territory, the Customer will be required to achieve minimum sales requirements for that territory.

Under the terms of the Agreement, the Company received a non-refundable, one-time payment of €2.5 million (approximately $2,548). The Company is also entitled to receive additional development-related milestones payments for a total of up to €23 million. In addition, the Company will be entitled to receive up to additional €87 million upon achievement of certain commercial sale milestones.

The Company has concluded that the Agreement includes a single performance obligation. The Company has concluded that the license and development are not distinct from the manufacturing since the Customer could not use, consume, or sell the license and development services on their own or with resources readily available to the Customer because of the Company’s specialized knowledge and the associated manufacturing know-how and because currently, and in the foreseeable future, there are no other parties that could manufacture the Product. As such, the transaction price was fully allocated to the single performance obligation. Since it is not probable that a significant reversal in the amount of cumulative revenue recognized will not occur when the uncertainty associated with the milestone payments is resolved, the Company estimated the transaction price at €2.5 million (approximately $2,548).

As of December 31, 2023, the Company has yet to satisfy its performance obligation under the Agreement and, therefore, no revenues were recognized. Accordingly, the upfront payment amount was classified as a long-term deferred revenue in the Company’s consolidated balance sheet as of December 31, 2023.

s.	Concentration of credit risks:

Financial instruments that potentially subject the Company to concentration of credit risk consist principally of cash and cash equivalents and short-term deposits.

Cash, cash equivalents, restricted cash and short-term deposits are deposited in major banks in Israel and in the United States of America. Such investments may be in excess of insured limits or not insured. Generally, cash and cash equivalents may be redeemed upon demand and, therefore, bear minimal risk.

The Company utilizes option and forward contracts to protect against the risk of overall changes in exchange rates. The derivative instruments hedge a portion of the Company’s non-dollar currency exposure. Counterparties to the Company’s derivative instruments are all major financial institutions.

t.	Severance pay:

All the Company’s employees who are Israeli citizens have subscribed to Section 14 of Israel’s Severance Pay Law, 5723-1963 (“Section 14”). Pursuant to Section 14, employees covered by this section are entitled to monthly deposits at a rate of 8.33% of their monthly salary, made on their behalf by the Company. Payments in accordance with Section 14 release the Company from any future severance liabilities in respect of those employees. Neither severance pay liability nor severance pay fund under Section 14 for such employees is recorded on the Company’s consolidated balance sheets. Severance pay expense for the years ended December 31, 2023, 2022 and 2021, amounted to $401, $537 and $547, respectively.

The US Subsidiary has a Safe Harbor 401(k) plan covering all the US Subsidiary employees. All eligible employees may elect to contribute up to 100% of their payroll compensation (minus mandatory payroll deductions) to the plan, for 2023, up to a maximum of $23 per year (for employees over 50 years of age the maximum contribution was $30 per year), as determined by the U.S. Internal Revenue Service (“IRS”). The US Subsidiary matches at 100%, on each payroll, up to 5% of the employee compensation to the plan within the IRS limits (which was set at $330 in 2023 for purposes of the plan). During the year ended December 31, 2023, the Company recorded expenses for matching contributions in the amount of $14 (for one employee), as compared to $30 in 2022 (for three employees).

u.	Contingent liabilities:

The Company accounts for its contingent liabilities in accordance with ASC No. 450, “Contingencies”. A provision is recorded when it is both probable that a liability has been incurred and the amount of the loss can be reasonably estimated.

With respect to legal matters, provisions are reviewed and adjusted to reflect the impact of negotiations, estimated settlements, legal rulings, advice of legal counsel and other information and events pertaining to a particular matter. The Company is occasionally a party to routine claims or litigation incidental to its business. The Company does not believe that it is a party to any pending legal proceeding that is likely to have a material adverse effect on its business, financial condition or results of operations. The Company recorded an accrual in the consolidated statement of operations, which it deems appropriate.

As of December 31, 2023 and 2022, no liability due to legal matters has been accrued.

v.	Recently Adopted accounting pronouncements: an

As an “Emerging Growth Company”, the Jumpstart Our Business Startups Act (“JOBS Act”) allows the Company to delay adoption of new or revised accounting pronouncements applicable to public companies until such pronouncements are made applicable to private companies. The Company has elected to use this extended transition period under the JOBS Act. The adoption dates discussed below reflect this election.

In June 2016, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2016-13, “Financial Instruments - Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments,” which replaces the existing incurred loss impairment model with an expected credit loss model and requires a financial asset measured at amortized cost to be presented at the net amount expected to be collected. The guidance will be effective for the Company beginning January 1, 2023, and interim periods thereafter. The Company adopted ASU 2016-13 on January 1, 2023. The adoption of the standard did not result in a material impact to the Company’s consolidated financial statements.

w.	Recently issued accounting pronouncements, not yet adopted:

In November 2023, the FASB issued ASU 2023-07, “Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures”, which requires public entities to disclose information about their reportable segments’ significant expenses and other segment items on an interim and annual basis. Public entities with a single reportable segment are required to apply the disclosure requirements in ASU 2023-07, as well as all existing segment disclosures and reconciliation requirements in ASC 280 on an interim and annual basis. ASU 2023-07 is effective for fiscal years beginning after December 15, 2023, and for interim periods within fiscal years beginning after December 15, 2024, with early adoption permitted. The Company is currently evaluating the impact of adopting ASU 2023-07.

In December 2023, the FASB issued ASU 2023-09, “Income Taxes (Topic 740): Improvements to Income Tax Disclosures”, which requires public entities, on an annual basis, to provide disclosure of specific categories in the rate reconciliation, as well as disclosure of income taxes paid disaggregated by jurisdiction. ASU 2023-09 is effective for fiscal years beginning after December 15, 2025, with early adoption permitted. The Company is currently evaluating the impact of adopting ASU 2023-09.